Securities and Exchange Commission
                             Washington, D.C. 20549

                      ------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 1999


                               CALDERA CORPORATION


             (Exact name of registrant as specified in its charter)


         Florida                                               1-12023
(State or other jurisdiction of incorporation)           (Commission File No.)


         133 Richmond Street West
         Suite 401
         Toronto, Ontario, Canada                               M5H 2L3
(Address of principal executive offices)                      (Postal Code)


        Registrant's telephone number, including area code:(416) 777-0477

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Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On November 15, 1999, Caldera Corporation ("Registrant"), dismissed Andersen Andersen & Strong as its independent accountants.

                  (ii) The reports of Andersen Andersen & Strong on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on November 15, 1999.

                  (iv) In connection with its audits for the two most recent fiscal years and review through September 30, 1999, there have been no disagreements with Andersen Andersen & Strong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen Andersen & Strong would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

                  (v) During the two most recent fiscal years and through September 30, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that Andersen Andersen & Strong furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 15, 1999, is filed as Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants

                  The Registrant engaged BDO Dunwoody, LLP as its new independent accountants as of November 15, 1999. During the two most recent fiscal years and through September 30, 1999, the Registrant has not consulted with BDO Dunwoody, LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c) The following documents are filed herewith as exhibits:

                  16.1 Letter from Andersen Andersen & Strong dated November 15, 1999.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALDERA CORPORATION



                              /s/ Brice Scheschuk
                              ---------------------
                              Name: Brice Scheschuk
                              Title:    Secretary


Date:  November 15, 1999.